                                                  EXHIBIT 10.6


         (Form of Change in Control Agreement - Form A)



                       February 13, 1996


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 Dear                 :
      ----------------

     On February 13, 1996, the Board of Directors of ENSERCH Corporation authorized an amendment and restatement to your Change in Control Agreement dated February 21, 1989, as amended on December 4, 1995. The principal amendments are reflected in the list of changes provided separately. This amended and restated document is in replacement of the existing agreement and amendment.

     ENSERCH Corporation (the "Company") considers the establishment and maintenance of a sound and vital management to be essential to protecting and enhancing the best interest of the Company and its shareholders. In this connection, the Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders. Accordingly, the Company's Board of Directors (the "Board") has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's, its division's and subsidiaries' management including yourself, to their assigned duties without distraction in the face of the potentially disturbing circumstances arising from the possibility of a change in control of the Company.

     In order to induce you to remain in the employ of the Company, this Agreement sets forth certain benefits which the Company agrees will be provided to you in the event there is a termination of your employment with the Company that is associated with (as described in Section 3 hereof) a "change in control of the Company" (as defined in Section 2 hereof) under the circumstances described below.

     1. TERM. This Agreement shall have an initial term expiring on the earlier of (a) the third anniversary of the date hereof, assuming there has been no change in control of the Company, or (b) your Normal Retirement Date as defined herein; provided, however, that upon each anniversary date of this Agreement the term of this Agreement under clause (a) (as the same may be extended by this proviso) shall be automatically extended annually for an additional period of one (1) year on a continuing basis unless either party shall give written notice of intention not to so extend at least six (6) months prior to such anniversary date. No notice by the Company of its intention not to extend shall be effective if, within one year prior to the original expiration date, or if this Agreement is in a renewal period, within one year prior to the termination date proposed by the Company, the Company has received notice, official or unofficial, or otherwise has reason to believe that a Person (as defined herein) has taken or is considering steps that would when completed bring about a change in control of the Company. This Agreement shall in any case continue in effect for three (3) years following a change in control of the Company.

     2. CHANGE IN CONTROL. For purposes of this Agreement, a "change in control of the Company" or a "change in control" shall mean a change in control of a nature that would be required to be reported in response to Item l(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act") or would have been required to be so reported but for the fact that such event had been "previously reported" as that term is defined in Rule 12b-2 of Regulation 12B of the Exchange Act; provided that, without limitation such a change in control shall be deemed to have occurred if (a) any Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities ordinarily (apart from rights accruing under special circumstances) having the right to vote at elections of directors ("Voting Securities"), or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least two-thirds thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause
 (b), considered as though such person were a member of the Incumbent Board, or (c) a recapitalization of the Company occurs which results in either a decrease by 33% or more in the aggregate percentage ownership of Voting Securities held by Independent Shareholders (on a primary basis or on a fully diluted basis after giving effect to the exercise of stock options and warrants) or an increase in the aggregate percentage ownership of Voting Securities held by non-Independent Shareholders (on a primary basis or on a fully diluted basis after giving effect to the exercise of stock options and warrants) to greater than 50%, or (d) the shareholders of the Company have approved an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation). For purposes of this Agreement, the term "Person" shall mean and include any individual, corporation, partnership, group, association or other "person," as such term is used in Section 14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any subsidiary thereof, and the term "Independent Shareholder" shall mean any shareholder of the Company except any employee(s) or director(s) of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any subsidiary thereof.

     3. TERMINATION ASSOCIATED WITH A CHANGE IN CONTROL. If and only if any of the events described in Section 2 hereof constituting a change in control of the Company shall occur, you shall be entitled to the benefits provided in Section 4 hereof upon the termination of your employment as provided in this Section 3 within six (6) months prior to such change in control, or within six (6) months prior to the date that the Board of Directors of the Company authorizes a merger, consolidation or other transaction or event that if consummated would constitute a change in control and such action is consummated (collectively herein referenced to as "termination preceding a change in control"), or within three (3) years after such change in control, unless such termination is (a) because of your death, or Retirement on or after your Normal Retirement Date (that is, early retirement initiated by the Company shall be treated as a dismissal and not a voluntary early retirement), (b) by the Company for Cause or Disability or (c) by you other than for Good Reason (including voluntary early retirement when there is no concurrent Good Reason); provided, however, that notwithstanding clause (c), during the thirteenth through the eighteenth month following a change in control you may elect to voluntarily terminate your employment and be entitled to payments and benefits provided in Section 4. (In the case of termination preceding a change in control, references in the definition of "Good Reason" to conditions in effect immediately prior to a change in control shall be deemed to mean conditions in effect immediately prior to your termination.) References to actions by and employment with the Company shall include actions by and employment with the divisions and subsidiaries of the Company where the context so requires.

          (i)  Disability; Retirement.

               (A) If, as a result of your incapacity due to physical or mental illness, you shall have been unable for more than six
           (6) months to perform your duties with the Company on a full time basis, and within thirty (30) days after written notice of termination is given you shall not have returned to the full time performance of your duties, the Company may terminate your employment for "Disability."

               (B) Termination of your employment based on "Retirement" shall mean retirement in accordance with the terms of the Company's Retirement and Death Benefit Program of 1969 (the "Retirement Plan") as in effect on January 1, 1996, including early retirement, or in accordance with any retirement arrangement established with your consent with respect to you. "Normal Retirement Date" as used herein shall have the meaning provided in the Retirement Plan or any successor or substitute plan or plans of the Company put into effect prior to a change in control of the Company.

          (ii) Cause. Termination of your employment by the Company for "Cause" shall mean termination upon (A) the willful and continued failure by you substantially to perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness), after a demand for substantial performance is delivered to you by the Chairman or President of the Company which specifically identifies the manner in which such executive believes that you have not substantially performed your duties, and a reasonable period of opportunity for such substantial performance is provided, or (B) the willful engaging by you in illegal misconduct materially and demonstrably injurious to the Company. For purposes of this paragraph, no act, or failure to act, on your part shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses (A) or (B) in this paragraph and specifying the particulars thereof in detail.

          (iii) Good Reason. "Good Reason" for you to terminate your employment shall mean:

          (A) an adverse change in your status or position(s) as an executive of the Company as in effect immediately prior to the change in control, including, without limitation, any adverse change in your status or position as a result of a material diminution in your duties or responsibilities (other than, if applicable, any such change directly attributable to the fact that less than 50% of the Company's voting securities are publicly owned or the fact that your position becomes a position with a subsidiary or division), or a material change in your business location or the assignment to you of any duties or responsibilities which are inconsistent with such status or position(s), or a substantial increase in your business travel, or any removal of you from or any failure to reappoint or reelect you to such position(s) (except in connection with the termination of your employment for Cause, Disability or Retirement or as a result of your death or by you other than for Good Reason);

          (B) a reduction by the Company in your base salary as in effect immediately prior to the change in control or in the number of vacation days to which you are then entitled under the Company's normal vacation policy as in effect immediately prior to the change in control;

          (C) the taking of any action by the Company (including the elimination of a plan without providing substitutes therefor or the reduction of your awards thereunder) that would diminish or the failure by the Company to take any action which would maintain the aggregate projected value of your awards under the Company's bonus, stock option or management incentive unit plans in which you were participating at the time of a change in control of the Company;

          (D) the taking of any action by the Company that would diminish or the failure by the Company to take any action which would maintain the aggregate value of the benefits provided you under the Company's medical, health, dental, accident, disability, life insurance, stock purchase or retirement plans in which you were participating at the time of a change in control of the Company;

          (E) the taking of any action by the Company that would diminish or the failure of the Company to take any action that would maintain indemnification or insurance for officers' liability; or

          (F) a failure by the Company to obtain from any Successor (as hereinafter defined) the assent to this Agreement contemplated by
      Section 7 hereof; or

          (G) any purported termination by the Company of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph (iv) below (and, if applicable, paragraph (ii) above); for purposes of this Agreement, no such purported termination shall be effective.

          (iv) Notice of Termination. Any termination by the Company pursuant to paragraphs (i) or (ii) above or by you pursuant to paragraph (iii) above or voluntarily by you during the thirteenth to eighteenth month following a change in control shall be communicated by written Notice of Termination to the other party hereto. In the event of termination preceding a change in control, written Notice of Termination to the other party hereto shall be communicated within thirty (30) days following a change in control in order to reflect termination by the Company pursuant to paragraphs (i) or (ii) above or by you pursuant to paragraph (iii) above. For purposes of this Agreement, a "Notice of Termination" shall mean a notice specifying the termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so specified.

          (v) Date of Termination. "Date of Termination" shall mean (A) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such thirty (30) day period), (B) if you terminate your employment pursuant to paragraph (iii) above, the date specified in the Notice of Termination, (C) in the case of a termination preceding a change in control, the date of discharge if termination is by the Company or the date notice of intention to leave is given by the executive in the case of termination for Good Reason, and (D) if your employment is terminated for any other reason except death or Retirement, the date on which Notice of Termination is given.

     4.  COMPENSATION UPON CHANGE IN CONTROL, TERMINATION OR DURING
 DISABILITY.

          (i) Compensation During Disability. During any period that you fail to perform your duties hereunder as a result of incapacity due to physical or mental illness, you shall continue to receive your full base salary at the rate then in effect, and any time of service for vesting purposes under any plan shall continue to accrue during such period of incapacity until and if your employment is terminated pursuant to Section 3(i) hereof (and for any longer period as may be provided under applicable plans).

          (ii) Compensation Upon Termination for Cause. If your employment is terminated for Cause, the Company shall pay you your full base salary and accrued vacation pay through the Date of Termination at the rate in effect at the time Notice of Termination is given plus any benefits or awards (including both the cash and stock components) which pursuant to the terms of any plans have been earned or become payable, but which have not yet been paid to you, and shall have no further obligations to you under this Agreement.

          (iii) Compensation Upon Termination Other than For Disability or Cause or Good Reason. Subject to Section 9 hereof, if the Company terminates your employment other than for Disability or Cause pursuant to Section 3(i) or (ii) hereof or if you terminate your employment for Good Reason (which termination may be effected by Retirement prior to your Normal Retirement Date), or if, during the thirteenth through the eighteenth month after the change in control you voluntarily terminate your employment, then the Company shall pay to you (without regard to the provisions of any benefit plan) in a lump sum on or before the tenth business day following the Date of Termination ("Payment Date") an amount equal to the sum of the following paragraphs (A) through (F), reduced by any of such amounts already paid and the value of any severance amounts agreed to between you and the Company and paid at the time of severance from the Company in the case of a termination preceding a change in control:

               (A) Your full base salary through the Date of Termination at the rate in effect just prior to the time Notice of Termination is given, plus any earned vacation time, plus any benefits or awards (including both the cash and stock components) which pursuant to the terms of any plans have been earned or become payable, but which have not yet been paid to you; plus

               (B) An amount equal to the greater of your largest target bonus during either of the two years preceding the year in which the change in control occurs or your target bonus for the year in which the Date of Termination occurs, prorated for the current year; plus

               (C) An amount equal to three times your "Annual Compensation", as defined below, provided however, that such amount shall in no event exceed the Annual Compensation you would have otherwise received had your employment continued at such rate until your Normal Retirement Date ("Annual Compensation" shall mean the greater of your annual base salary on the Date of Termination or your highest annual base salary in effect during either of the two years immediately prior to the change in control plus an amount equal to the greater of your target bonus for the year in which the Date of Termination occurs or your highest target bonus during either of the two years immediately prior to the change in control); plus

               (D) An amount equal to the balance contained in your account in the Management Incentive Program Unit Plan; plus

               (E) If you choose to receive cash for some or all unexercised stock options in lieu of exercising such options, which choice shall be communicated by you in writing to the Company, an amount equal to the market value of the Company's common stock on the Date of Termination or on any other date within 180 days preceding the Date of Termination, on whichever date the value is highest, multiplied by the number of options granted to you prior to the Date of Termination (you should seek legal advice before choosing to receive cash for options held less than six (6) months) under any stock option plan of the Company or other arrangement pursuant to which options to purchase common stock of the Company have been issued and which have not been exercised through the Payment Date, less the aggregate value of the option price of such options; and plus

               (F) An amount equal to an undiscounted lump sum of the total Deferred Compensation which would be payable to you at your Retirement in accordance with the provisions of the Supplemental Compensation Plan.

          (iv) Discharge of Company's Obligation. The payment to you of appropriate amounts under paragraphs (D), (E) and (F) shall be considered for all purposes a discharge of all obligations pursuant to such plans except as to options not cashed out under paragraph
      (E).

          (v)  Base Salary; Severance Pay.  For purposes of this
      Agreement, the term "base salary" shall include any amounts deducted pursuant to Sections 125 and 401K of the Internal Revenue Code of 1986, as amended (the "Code"), and any amounts deducted under the ENSERCH Corporation Deferred Compensation Plan. Amounts paid pursuant to this paragraph shall be deemed severance pay and in lieu of any further salary for periods subsequent to the Date of Termination.

          (vi) Gross-Up Provision. In the event that you become entitled to the payments provided by Sections 4(iii) or 5 hereof (the "Agreement Payments"), if any of the Agreement Payments will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), the Company shall pay to you at the time specified in Subsection (vii) below an additional amount (the "Gross-up Payment") such that the net amount retained by you, after deduction of any Excise Tax on the Total Payments (as hereinafter defined) and any federal, state and local income tax and Excise Tax upon the Gross-up Payment provided for by this subsection (vi), but before deduction for any federal, state or local income tax on the Agreement Payments, shall be equal to the "Total Payments," as defined below.

          For purposes of determining whether any of the Agreement
      Payments will be subject to the Excise Tax and the amount of such Excise Tax, (a) any other payments or benefits received or to be received by you in connection with a change in control of the Company or your termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any person whose actions result in a change of control of the Company or any person affiliated with the Company or such person) (which, together with the Agreement Payments, shall constitute the "Total Payments") shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel selected by the Company's independent auditors such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code or are otherwise not subject to the Excise Tax, (b) the amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of (1) the total amount of the Total Payments or (2) the amount of excess parachute payments within the meaning of Section 280G(b)(l) of the Code (after applying clause (a), above), and (c) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Sections 280(G)(d)(3) and (4) of the Code.

          For purposes of determining the amount of the Gross-up Payment, you shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation for the calendar year in which the Gross-up Payment is to be made and the applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time the Gross-up Payment is made, you shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined the portion of the Gross-up Payment attributable to such reduction (plus the portion of the Gross-up Payment attributable to the Excise Tax and federal and state and local income tax imposed on the portion of the Gross-up Payment being repaid by you if such repayment results in a reduction in Excise Tax and/or a federal and state and local income tax deduction), plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time the Gross-up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-up Payment), the Company shall make an additional gross-up payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

          (vii) Time of Gross-Up Payment; Estimated Payments; Loan Provision. The Gross-up Payment or portion thereof provided for in Subsection (vi) above shall be paid not later than the thirtieth day following payment of any amounts under Sections 4(iii) or 5; provided, however, that if the amount of such Gross-up Payment or portion thereof cannot be finally determined on or before such day, the Company shall pay to you on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined, but in no event later than the forty-fifth day after payment of any amounts under Sections 4(iii) or
      5. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to you, payable on the fifth day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

          (viii) Continuation of Certain Benefits. If the Company terminates your employment other than for Disability or Cause pursuant to Section 3(i) or 3(ii) hereof or if you terminate your employment for Good Reason or if during the thirteenth through the eighteenth month after the change in control you voluntarily terminate your employment (any one of which termination may be effected by Retirement prior to your Normal Retirement Date), the Company shall assign to you any club membership held for your benefit and the Company shall maintain in full force and effect for your continued benefit for a period terminating on the earliest of (A) three years after the Date of Termination or (B) your Normal Retirement Date, all life, health, accident and disability insurance plans and programs in which you were a participant immediately prior to the Date of Termination, provided that your continued participation is possible under the terms and provisions of such plans and programs. In the event that your participation in any such plan or program is barred, the Company shall provide you with benefits substantially similar to those to which you would be entitled as a participant in such plans and programs. Any required statutory period of COBRA health benefit continuation that terminated employees may elect shall not begin until the end of the period of coverage provided hereby. The benefits provided under this Section, other than assignment of any club membership, shall be reduced to the extent of benefits received by you from another employer. At the end of the period of coverage, you shall have the option to have assigned to you, at no cost and with no apportionment of prepaid premiums, any assignable insurance policy owned by the Company and relating specifically to you.

          (ix) Lump Sum Payment for Additional Two Years of Service. If you are not a participant in the Retirement Income Restoration Plan of ENSERCH Corporation ("RIRP") (the RIRP has provisions comparable to this subparagraph (ix)) when your employment with the Company is terminated within the first three years after a change in control, by the Company without Cause or by you for Good Reason, you shall receive from the Company, at the time you first receive any payment under or with respect to the Retirement Plan, an amount (calculated and paid in the form of a lump sum) equal to the difference between
      (i) the "Lump Sum", as defined below, value of any payment you receive at such time (or any monthly annuities that you then become entitled to receive) from (a) the Retirement Plan and (b) from the Company with respect to the portion, if any, of your Retirement Plan pension which exceed the limitations on pension amounts to which the Retirement Plan is subject and (ii) the Lump Sum value of payments that would have been payable if it or they had been calculated as if you had been deemed to have had two (2) additional "Years of Service",
      as defined below.   "Years of Service" shall be as defined in the
      Retirement Plan and shall be applied as if you were a participant thereunder at the time of your termination of employment, and "Lump Sum" shall mean an amount calculated in accordance with the interest rate and other actuarial assumptions set forth or used in connection with lump sum calculations under the Retirement Plan.

          (x) Lump Sum Payment if Not Vested under Retirement Plan. If you are not vested under the Retirement Plan when your employment with the Company is terminated within the first three years after a change in control by the Company without Cause or by you for Good Reason, you shall receive from the Company at the time payments are made pursuant to paragraph (iii) above, an amount (calculated and paid in a lump sum) equal to the Lump Sum value of any payment you would have been entitled to receive at your Normal Retirement Date (or any annuities that you would have been entitled to receive) from the Retirement Plan and the RIRP calculated (a) as if you were 100% vested under such plans and (b) using actual years of service increased by two (2) additional Years of Service.

          (xi) Mitigation. You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor (except as provided in Section 4(viii)) shall the amount of any payment or benefit provided for in this
      Section 4 be reduced by any compensation earned or benefit received by you as the result of employment by another employer after the Date of Termination, or otherwise.

          (xii) Deferred Payment Election. Upon entering into this Agreement and for a period of 14 days following each anniversary of the date hereof (the "Election Period"), you may, in writing, direct the Company that any amounts which should become payable to you pursuant to Section 4(iii) hereof shall be paid to you in three (3) equal annual installments, with the first such installment payable within five (5) business days of the Date of Termination and each successive installment paid on the anniversary of the Date of Termination or the next following business day if such date is not a business day (the "Deferred Payment Election"). A Deferred Payment Election, once made, cannot be revoked except during an Election Period; provided, however, that no Deferred Payment Election can be made or revoked by you during an Election Period that occurs after a change in control of the Company or at a time when, in the judgment of the Company, a change in control may occur within sixty (60) days of such Election Period. Notwithstanding anything in the foregoing to the contrary, a Deferred Payment Election shall be automatically revoked should you terminate your employment under the circumstances described in Section 7 below.

     5. TERMINATION IN CONNECTION WITH THE DISPOSITION OF A COMPANY BUSINESS. If there occurs at any time during the Term of this Agreement a spin-off to shareholders or a sale or other disposition to a non-affiliate of the Company (collectively, "New Owner", which term shall include all entities controlled by or under common control with the New Owner) of a portion of the business of the Company ("Disposition") for which you perform substantially all of your duties or as part of a restructuring or reorganizing of the Company you are assigned to work with such New Owner and you become employed by the New Owner, then a change in control, for the limited purpose of this Section 5, will be deemed to have occurred, and

          (i) if, and only if, your employment is terminated as described in any of the paragraphs (A) through (D) below (in each case a termination shall not be deemed to be a termination for purposes of this Section 5 if you are offered and refuse to accept a comparable position with the Company or an affiliate of the Company or the New Owner and for this purpose a position is not comparable if there are changes from the position you held prior to the Disposition that would constitute Good Reason for you to terminate your employment):

               (A) You are terminated by the Company on the date of the Disposition and are not employed by the New Owner; or

               (B) Within six (6) months prior to the date of Disposition, your employment with the Company is terminated other than for Cause or Disability or you terminate your employment with the Company for Good Reason; or

               (C) You continue your employment with the Company and within three years following the Date of the Disposition your employment with the Company is terminated other than for Cause or Disability or you terminate your employment for Good Reason; or

               (D) You are employed by the New Owner and within three years following the date of Disposition your employment with the New Owner is terminated other than for Cause or Disability or you terminate your employment with the New Owner for Good Reason. (For purposes of this subsection, "Company" shall be deemed to mean "New Owner" in the definition of "Good Reason" where the context so requires and references in the definition of "Good Reason" to conditions in effect immediately prior to a change in control shall be deemed to mean conditions in the offer of employment to you or otherwise in effect upon your initial employment with the New Owner.)

          (ii) then, subject to Section 9 hereof, you shall be entitled to the benefits described in either (A) or (B) below:

               (A)  If any of paragraphs (A) (B) or (C) of subsection
           (i) above apply, then you shall be entitled to the payments and benefits specified in Section 4.

               (B) If paragraph (D) of subsection (i) above applies, then the Company shall pay to you an amount equal to three times the higher of your annual base salary in effect on the date of Disposition or your highest annual base salary in effect during either of the two years immediately prior to the date of Disposition; plus an amount equal to three times the greater of your target bonus for the year in which the Disposition occurred or your highest target bonus during either of the two years immediately prior to the Disposition; provided however, that such amount shall in no event exceed the aggregate amount of base salary and target bonuses that you would have otherwise received had your employment continued at such higher rate until your Normal Retirement Date; plus the Gross-up payments and other provisions of Sections 4(vi) and 4(vii).

     6.  EMPLOYEE'S COMMITMENT:  RIGHT TO TERMINATE.

          (i) Employee's Right to Terminate. Except as otherwise provided in paragraph (ii) below, the Company or you may terminate your employment at any time, subject to the Company's providing the benefits specified herein in accordance with the terms hereof.

          (ii) Employee's Commitment In Event of Tender or Exchange
      Offer. In the event a tender offer or exchange offer is made by a Person for more than 20% of the combined voting power of the Company's Voting Securities, including shares of Common Stock of the Company, you agree that you will not leave the employ of the Company (other than as a result of Disability or upon Normal Retirement) and will render the services contemplated in this Agreement until such tender offer or exchange offer has been abandoned or terminated or a change in control of the Company has occurred.

          (iii) Employee's Duty. During the life of this Agreement, you will faithfully perform your duties to the best of your ability and in accordance with the directions of the Chief Executive Officer and the Board of Directors, provided that after a change in control of the Company such directions do not constitute Good Reason for you to terminate your employment; and you will devote to the performance of such duties your full working time, attention and energies.

          (iv) Confidential and Proprietary Information. You will not at any time during the life of this Agreement, or thereafter, communicate or disclose to any unauthorized person, or use for your own account, without the written consent of the Company, any proprietary processes, or other confidential information of the Company or any subsidiary concerning their business or affairs, suppliers or customers, it being understood, however, that the obligations of this paragraph shall not apply to the extent that the aforesaid matters (A) are disclosed in circumstances in which you are legally required to do so or (B) become generally known to and available for use by the public otherwise than by your wrongful act or omission.

          7.  SUCCESSOR'S BINDING AGREEMENT.

          (i) Successor's Binding Agreement. The Company will seek, by written request at least five (5) business days prior to the time a Person becomes a Successor (as hereinafter defined), to have such Person, by agreement in form and substance satisfactory to you, assent to the fulfillment of the Company's obligations under this Agreement. Failure of such Person to furnish such assent by the later of (A) three business days prior to the time such Person becomes a Successor or (B) two business days after such person receives a written request to so assent shall constitute Good Reason for termination by you of your employment if a change in control of the Company occurs or has occurred. For purposes of this Agreement, "Successor" shall mean any Person that succeeds to, or has the practical ability to control (either immediately or with the passage of time), the Company's business directly, by merger or consolidation, or indirectly, by purchase of the Company's Voting Securities or otherwise. Whether or not such assent is given by a Successor, this Agreement shall be binding on the Successor and its assigns.

          (ii) Enforceability by Employee's Successors. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die before all amounts that would still be payable to you hereunder if you had continued to live are paid, all such unpaid amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee, or other designee or, if there be no such designee, to your estate.

     8. FEES AND EXPENSES. The Company shall pay all legal fees, expenses of arbitration and related expenses incurred by you in connection with this Agreement following a change in control of the Company, including, without limitation, (a) all such fees and expenses, if any, incurred in contesting or disputing any termination of your employment following a change in control or incurred by you in seeking advice with respect to the matters set forth in Section 7 hereof or (b) your seeking to obtain or enforce any right or benefit provided by this Agreement.

     9. TAXES. All payments to be made to you under this Agreement will be subject to required withholding of applicable federal, state and local taxes.

     10. INTEREST. All payments due under this Agreement and unpaid shall bear interest at the rate of 10% per annum, compounded daily, beginning on the next ensuing day after the Payment Date or such other date as they may be due.

     11. NON-ALIENABILITY. Your interest under this Agreement is not subject to anticipation, alienation, assignment or attachment and may not be transferred or encumbered in any manner, either voluntarily or involuntarily, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the benefits hereunder be liable for or subject to your debts, contracts, liabilities, engagement, or torts, nor shall they be subject to garnishment, attachment, or other legal or equitable process nor shall they be an asset in bankruptcy, except that not amount shall be payable hereunder until and unless any and all amounts representing debts or other obligations owed to any company by you shall have been fully paid and satisfied.

     12. SURVIVAL. The respective obligations of, and benefits afforded to, the Company and you as provided in Sections 4, 5, 6, 7, 8, 9 and 16 of this Agreement shall survive termination of this Agreement.

     13. NOTICE. Notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid addressed to the respective addresses set forth on the first page of this Agreement or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt. All notices to the Company shall be directed to the attention of the Chief Executive Officer of the Company with a copy to the Secretary of the Company.

     14. MISCELLANEOUS. This Agreement does not supersede any other plan of the Company or agreement with the Company. No provision of this Agreement may be modified, waived or discharged except in writing specifically referring to such provision and signed by you and such officer as may be specifically designated by the Board of Directors of the Company. No waiver at any time by either party hereto of the breach of any condition or provision of this Agreement, or of compliance by the other party with the same, shall be deemed a waiver of any other condition or provision at the same or at any other time. No agreement or representation still in effect, oral or otherwise, express or implied, with respect to the subject matter hereof has been made by either party other than (i) those set forth expressly in this Agreement or (ii) those in any stock option agreements, restricted stock agreements, or deferred compensation agreements. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Texas.

     15. VALIDITY. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     16. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in the city nearest to your principal residence which has an office of the American Arbitration Association by one arbitrator in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement. The Company shall bear all costs and expenses arising in connection with any arbitration proceeding pursuant to this Section 16.

     17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     If this letter correctly sets forth our entire agreement, as amended and restated, on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                              Sincerely,

                              ENSERCH Corporation


                              By:
                                 ---------------------------



 AGREED to as of the date
 first above written.


 ------------------------

         (Form of Change in Control Agreement - Form B)



                        February 12, 1996



 -----------------------
 -----------------------
 -----------------------

 Dear                     :
      --------------------

    On February 12, 1996, the Compensation Committee of the Board of Directors of ENSERCH Corporation authorized an amendment and restatement to your Change in Control Agreement dated February 21, 1989, as amended on December 4, 1995. The principal amendments are reflected in the list of changes provided separately. This amended and restated document is in replacement of the existing agreement and amendment.

    ENSERCH Corporation (the "Company") considers the establishment and maintenance of a sound and vital management to be essential to protecting and enhancing the best interest of the Company and its shareholders. In this connection, the Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders. Accordingly, the Company's Board of Directors (the "Board") has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company's, its division's and subsidiaries' management including yourself, to their assigned duties without distraction in the face of the potentially disturbing circumstances arising from the possibility of a change in control of the Company.

    In order to induce you to remain in the employ of the Company, this Agreement sets forth certain benefits which the Company agrees will be provided to you in the event there is a termination of your employment with the Company that is associated with (as described in Section 3 hereof) a "change in control of the Company" (as defined in Section 2 hereof) under the circumstances described below.

    1. TERM. This Agreement shall have an initial term expiring on the earlier of (a) the third anniversary of the date hereof, assuming there has been no change in control of the Company, or (b) your Normal Retirement Date as defined herein; provided, however, that upon each anniversary date of this Agreement the term of this Agreement under clause (a) (as the same may be extended by this proviso) shall be automatically extended annually for an additional period of one (1) year on a continuing basis unless either party shall give written notice of intention not to so extend at least six (6) months prior to such anniversary date. No notice by the Company of its intention not to extend shall be effective if, within one year prior to the original expiration date, or if this Agreement is in a renewal period, within one year prior to the termination date proposed by the Company, the Company has received notice, official or unofficial, or otherwise has reason to believe that a Person (as defined herein) has taken or is considering steps that would when completed bring about a change in control of the Company. This Agreement shall in any case continue in effect for three (3) years following a change in control of the Company.

    2. CHANGE IN CONTROL. For purposes of this Agreement, a "change in control of the Company" or a "change in control" shall mean a change in control of a nature that would be required to be reported in response to Item l(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act") or would have been required to be so reported but for the fact that such event had been "previously reported" as that term is defined in Rule 12b-2 of Regulation 12B of the Exchange Act; provided that, without limitation such a change in control shall be deemed to have occurred if (a) any Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities ordinarily (apart from rights accruing under special circumstances) having the right to vote at elections of directors ("Voting Securities"), or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least two-thirds thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause
 (b), considered as though such person were a member of the Incumbent Board, or (c) a recapitalization of the Company occurs which results in either a decrease by 33% or more in the aggregate percentage ownership of Voting Securities held by Independent Shareholders (on a primary basis or on a fully diluted basis after giving effect to the exercise of stock options and warrants) or an increase in the aggregate percentage ownership of Voting Securities held by non-Independent Shareholders (on a primary basis or on a fully diluted basis after giving effect to the exercise of stock options and warrants) to greater than 50%, or (d) the shareholders of the Company have approved an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation). For purposes of this Agreement, the term "Person" shall mean and include any individual, corporation, partnership, group, association or other "person," as such term is used in Section 14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any subsidiary thereof, and the term "Independent Shareholder" shall mean any shareholder of the Company except any employee(s) or director(s) of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any subsidiary thereof.

    3. TERMINATION ASSOCIATED WITH A CHANGE IN CONTROL. If and only if any of the events described in Section 2 hereof constituting a change in control of the Company shall occur, you shall be entitled to the benefits provided in Section 4 hereof upon the termination of your employment as provided in this Section 3 within six (6) months prior to such change in control, or within six (6) months prior to the date that the Board of Directors of the Company authorizes a merger, consolidation or other transaction or event that if consummated would constitute a change in control and such action is consummated (collectively herein referenced to as "termination preceding a change in control"), or within three (3) years after such change in control, unless such termination is (a) because of your death, or Retirement on or after your Normal Retirement Date (that is, early retirement initiated by the Company shall be treated as a dismissal and not a voluntary early retirement), (b) by the Company for Cause or Disability or (c) by you other than for Good Reason (including voluntary early retirement when there is no concurrent Good Reason). (In the case of termination preceding a change in control, references in the definition of "Good Reason" to conditions in effect immediately prior to a change in control shall be deemed to mean conditions in effect immediately prior to your termination.) References to actions by and employment with the Company shall include actions by and employment with the divisions and subsidiaries of the Company where the context so requires.

         (i)  Disability; Retirement.

              (A) If, as a result of your incapacity due to physical or mental illness, you shall have been unable for more than six
          (6) months to perform your duties with the Company on a full time basis, and within thirty (30) days after written notice of termination is given you shall not have returned to the full time performance of your duties, the Company may terminate your employment for "Disability."

              (B) Termination of your employment based on "Retirement" shall mean retirement in accordance with the terms of the Company's Retirement and Death Benefit Program of 1969 (the "Retirement Plan") as in effect on January 1, 1996, including early retirement, or in accordance with any retirement arrangement established with your consent with respect to you. "Normal Retirement Date" as used herein shall have the meaning provided in the Retirement Plan or any successor or substitute plan or plans of the Company put into effect prior to a change in control of the Company.

         (ii) Cause. Termination of your employment by the Company for "Cause" shall mean termination upon (A) the willful and continued failure by you substantially to perform your duties with the Company (other than any such failure resulting from your incapacity due to physical or mental illness), after a demand for substantial performance is delivered to you by the Chairman or President of the Company which specifically identifies the manner in which such executive believes that you have not substantially performed your duties, and a reasonable period of opportunity for such substantial performance is provided, or (B) the willful engaging by you in illegal misconduct materially and demonstrably injurious to the Company. For purposes of this paragraph, no act, or failure to act, on your part shall be considered "willful" unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses (A) or (B) in this paragraph and specifying the particulars thereof in detail.

         (iii) Good Reason. "Good Reason" for you to terminate your employment shall mean:

         (A) an adverse change in your status or position(s) as an executive of the Company as in effect immediately prior to the change in control, including, without limitation, any adverse change in your status or position as a result of a material diminution in your duties or responsibilities (other than, if applicable, any such change directly attributable to the fact that less than 50% of the Company's voting securities are publicly owned or the fact that your position becomes a position with a subsidiary or division), or a material change in your business location or the assignment to you of any duties or responsibilities which are inconsistent with such status or position(s), or a substantial increase in your business travel, or any removal of you from or any failure to reappoint or reelect you to such position(s) (except in connection with the termination of your employment for Cause, Disability or Retirement or as a result of your death or by you other than for Good Reason);

         (B) a reduction by the Company in your base salary as in effect immediately prior to the change in control or in the number of vacation days to which you are then entitled under the Company's normal vacation policy as in effect immediately prior to the change in control;

         (C) the taking of any action by the Company (including the elimination of a plan without providing substitutes therefor or the reduction of your awards thereunder) that would diminish or the failure by the Company to take any action which would maintain the aggregate projected value of your awards under the Company's bonus, stock option or management incentive unit plans in which you were participating at the time of a change in control of the Company;

         (D) the taking of any action by the Company that would diminish or the failure by the Company to take any action which would maintain the aggregate value of the benefits provided you under the Company's medical, health, dental, accident, disability, life insurance, stock purchase or retirement plans in which you were participating at the time of a change in control of the Company;

         (E) the taking of any action by the Company that would diminish or the failure of the Company to take any action that would maintain indemnification or insurance for officers' liability; or

         (F) a failure by the Company to obtain from any Successor (as hereinafter defined) the assent to this Agreement contemplated by
     Section 7 hereof; or

         (G) any purported termination by the Company of your employment that is not effected pursuant to a Notice of Termination satisfying the requirements of paragraph (iv) below (and, if applicable, paragraph (ii) above); for purposes of this Agreement, no such purported termination shall be effective.

         (iv) Notice of Termination. Any termination by the Company pursuant to paragraphs (i) or (ii) above or by you pursuant to paragraph (iii) above shall be communicated by written Notice of Termination to the other party hereto. In the event of termination preceding a change in control, written Notice of Termination to the other party hereto shall be communicated within thirty (30) days following a change in control in order to reflect termination by the Company pursuant to paragraphs (i) or (ii) above or by you pursuant to paragraph (iii) above. For purposes of this Agreement, a "Notice of Termination" shall mean a notice specifying the termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so specified.

         (v) Date of Termination. "Date of Termination" shall mean (A) if your employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that you shall not have returned to the performance of your duties on a full-time basis during such thirty (30) day period), (B) if you terminate your employment pursuant to paragraph (iii) above, the date specified in the Notice of Termination, (C) in the case of a termination preceding a change in control, the date of discharge if termination is by the Company or the date notice of intention to leave is given by the executive in the case of termination for Good Reason, and (D) if your employment is terminated for any other reason except death or Retirement, the date on which Notice of Termination is given.

    4.  COMPENSATION UPON CHANGE IN CONTROL, TERMINATION OR DURING
 DISABILITY.

         (i) Compensation During Disability. During any period that you fail to perform your duties hereunder as a result of incapacity due to physical or mental illness, you shall continue to receive your full base salary at the rate then in effect, and any time of service for vesting purposes under any plan shall continue to accrue during such period of incapacity until and if your employment is terminated pursuant to Section 3(i) hereof (and for any longer period as may be provided under applicable plans).

         (ii) Compensation Upon Termination for Cause. If your employment is terminated for Cause, the Company shall pay you your full base salary and accrued vacation pay through the Date of Termination at the rate in effect at the time Notice of Termination is given plus any benefits or awards (including both the cash and stock components) which pursuant to the terms of any plans have been earned or become payable, but which have not yet been paid to you, and shall have no further obligations to you under this Agreement.

         (iii) Compensation Upon Termination Other than For Disability or Cause or Good Reason. Subject to Section 9 hereof, if the Company terminates your employment other than for Disability or Cause pursuant to Section 3(i) or (ii) hereof or if you terminate your employment for Good Reason (which termination may be effected by Retirement prior to your Normal Retirement Date), then the Company shall pay to you (without regard to the provisions of any benefit plan) in a lump sum on or before the tenth business day following the Date of Termination ("Payment Date") an amount equal to the sum of the following paragraphs (A) through (E), reduced by any of such amounts already paid and the value of any severance amounts agreed to between you and the Company and paid at the time of severance from the Company in the case of a termination preceding a change in control:

              (A) Your full base salary through the Date of Termination at the rate in effect just prior to the time Notice of Termination is given, plus any earned vacation time, plus any benefits or awards (including both the cash and stock components) which pursuant to the terms of any plans have been earned or become payable, but which have not yet been paid to you; plus

              (B) An amount equal to the greater of your largest target bonus during either of the two years preceding the year in which the change in control occurs or your target bonus for the year in which the Date of Termination occurs, prorated for the current year; plus

              (C) An amount equal to three times your "Annual Compensation", as defined below, provided however, that such amount shall in no event exceed the Annual Compensation you would have otherwise received had your employment continued at such rate until your Normal Retirement Date ("Annual Compensation" shall mean the greater of your annual base salary on the Date of Termination or your highest annual base salary in effect during either of the two years immediately prior to the change in control plus an amount equal to the greater of your target bonus for the year in which the Date of Termination occurs or your highest target bonus during either of the two years immediately prior to the change in control); plus

              (D) An amount equal to the balance contained in your account in the Management Incentive Program Unit Plan; and plus

              (E) If you choose to receive cash for some or all unexercised stock options in lieu of exercising such options, which choice shall be communicated by you in writing to the Company, an amount equal to the market value of the Company's common stock on the Date of Termination or on any other date within 180 days preceding the Date of Termination, on whichever date the value is highest, multiplied by the number of options granted to you prior to the Date of Termination (you should seek legal advice before choosing to receive cash for options held less than six (6) months) under any stock option plan of the Company or other arrangement pursuant to which options to purchase common stock of the Company have been issued and which have not been exercised through the Payment Date, less the aggregate value of the option price of such options.

         (iv) Discharge of Company's Obligation. The payment to you of appropriate amounts under paragraphs (D) and (E) shall be considered for all purposes a discharge of all obligations pursuant to such plans except as to options not cashed out under paragraph (E).

         (v)  Base Salary; Severance Pay.  For purposes of this
     Agreement, the term "base salary" shall include any amounts deducted pursuant to Sections 125 and 401K of the Internal Revenue Code of 1986, as amended (the "Code"), and any amounts deducted under the ENSERCH Corporation Deferred Compensation Plan. Amounts paid pursuant to this paragraph shall be deemed severance pay and in lieu of any further salary for periods subsequent to the Date of Termination.

         (vi) Gross-Up Provision. In the event that you become entitled to the payments provided by Sections 4(iii) or 5 hereof (the "Agreement Payments"), if any of the Agreement Payments will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), the Company shall pay to you at the time specified in Subsection (vii) below an additional amount (the "Gross-up Payment") such that the net amount retained by you, after deduction of any Excise Tax on the Total Payments (as hereinafter defined) and any federal, state and local income tax and Excise Tax upon the Gross-up Payment provided for by this subsection (vi), but before deduction for any federal, state or local income tax on the Agreement Payments, shall be equal to the "Total Payments," as defined below.

         For purposes of determining whether any of the Agreement
     Payments will be subject to the Excise Tax and the amount of such Excise Tax, (a) any other payments or benefits received or to be received by you in connection with a change in control of the Company or your termination of employment (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any person whose actions result in a change of control of the Company or any person affiliated with the Company or such person) (which, together with the Agreement Payments, shall constitute the "Total Payments") shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax, unless in the opinion of tax counsel selected by the Company's independent auditors such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code or are otherwise not subject to the Excise Tax, (b) the amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of (1) the total amount of the Total Payments or (2) the amount of excess parachute payments within the meaning of Section 280G(b)(l) of the Code (after applying clause (a), above), and (c) the value of any non-cash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of Sections 280(G)(d)(3) and (4) of the Code.

         For purposes of determining the amount of the Gross-up Payment, you shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation for the calendar year in which the Gross-up Payment is to be made and the applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time the Gross-up Payment is made, you shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined the portion of the Gross-up Payment attributable to such reduction (plus the portion of the Gross-up Payment attributable to the Excise Tax and federal and state and local income tax imposed on the portion of the Gross-up Payment being repaid by you if such repayment results in a reduction in Excise Tax and/or a federal and state and local income tax deduction), plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time the Gross-up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-up Payment), the Company shall make an additional gross-up payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

         (vii) Time of Gross-Up Payment; Estimated Payments; Loan Provision. The Gross-up Payment or portion thereof provided for in Subsection (vi) above shall be paid not later than the thirtieth day following payment of any amounts under Sections 4(iii) or 5; provided, however, that if the amount of such Gross-up Payment or portion thereof cannot be finally determined on or before such day, the Company shall pay to you on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code) as soon as the amount thereof can be determined, but in no event later than the forty-fifth day after payment of any amounts under Sections 4(iii) or
     5. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to you, payable on the fifth day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).

         (viii) Continuation of Certain Benefits. If the Company terminates your employment other than for Disability or Cause pursuant to Section 3(i) or 3(ii) hereof or if you terminate your employment for Good Reason (either of which termination may be effected by Retirement prior to your Normal Retirement Date), the Company shall assign to you any club membership held for your benefit and the Company shall maintain in full force and effect for your continued benefit for a period terminating on the earliest of (A) three years after the Date of Termination or (B) your Normal Retirement Date, all life, health, accident and disability insurance plans and programs in which you were a participant immediately prior to the Date of Termination, provided that your continued participation is possible under the terms and provisions of such plans and programs. In the event that your participation in any such plan or program is barred, the Company shall provide you with benefits substantially similar to those to which you would be entitled as a participant in such plans and programs. Any required statutory period of COBRA health benefit continuation that terminated employees may elect shall not begin until the end of the period of coverage provided hereby. The benefits provided under this Section, other than assignment of any club membership, shall be reduced to the extent of benefits received by you from another employer. At the end of the period of coverage, you shall have the option to have assigned to you, at no cost and with no apportionment of prepaid premiums, any assignable insurance policy owned by the Company and relating specifically to you.

         (ix) Lump Sum Payment for Additional Two Years of Service. If you are not a participant in the Retirement Income Restoration Plan of ENSERCH Corporation ("RIRP") (the RIRP has provisions comparable to this subparagraph (ix)) when your employment with the Company is terminated within the first three years after a change in control, by the Company without Cause or by you for Good Reason, you shall receive from the Company, at the time you first receive any payment under or with respect to the Retirement Plan, an amount (calculated and paid in the form of a lump sum) equal to the difference between
     (i) the "Lump Sum", as defined below, value of any payment you receive at such time (or any monthly annuities that you then become entitled to receive) from (a) the Retirement Plan and (b) from the Company with respect to the portion, if any, of your Retirement Plan pension which exceed the limitations on pension amounts to which the Retirement Plan is subject and (ii) the Lump Sum value of payments that would have been payable if it or they had been calculated as if you had been deemed to have had two (2) additional "Years of Service",
     as defined below.   "Years of Service" shall be as defined in the
     Retirement Plan and shall be applied as if you were a participant thereunder at the time of your termination of employment, and "Lump Sum" shall mean an amount calculated in accordance with the interest rate and other actuarial assumptions set forth or used in connection with lump sum calculations under the Retirement Plan.

         (x) Lump Sum Payment if Not Vested under Retirement Plan. If you are not vested under the Retirement Plan when your employment with the Company is terminated within the first three years after a change in control by the Company without Cause or by you for Good Reason, you shall receive from the Company at the time payments are made pursuant to paragraph (iii) above, an amount (calculated and paid in a lump sum) equal to the Lump Sum value of any payment you would have been entitled to receive at your Normal Retirement Date (or any annuities that you would have been entitled to receive) from the Retirement Plan and the RIRP calculated (a) as if you were 100% vested under such plans and (b) using actual years of service increased by two (2) additional Years of Service.

         (xi) Mitigation. You shall not be required to mitigate the amount of any payment provided for in this Section 4 by seeking other employment or otherwise, nor (except as provided in Section 4(viii)) shall the amount of any payment or benefit provided for in this
     Section 4 be reduced by any compensation earned or benefit received by you as the result of employment by another employer after the Date of Termination, or otherwise.

         (xii) Deferred Payment Election. Upon entering into this Agreement and for a period of 14 days following each anniversary of the date hereof (the "Election Period"), you may, in writing, direct the Company that any amounts which should become payable to you pursuant to Section 4(iii) hereof shall be paid to you in three (3) equal annual installments, with the first such installment payable within five (5) business days of the Date of Termination and each successive installment paid on the anniversary of the Date of Termination or the next following business day if such date is not a business day (the "Deferred Payment Election"). A Deferred Payment Election, once made, cannot be revoked except during an Election Period; provided, however, that no Deferred Payment Election can be made or revoked by you during an Election Period that occurs after a change in control of the Company or at a time when, in the judgment of the Company, a change in control may occur within sixty (60) days of such Election Period. Notwithstanding anything in the foregoing to the contrary, a Deferred Payment Election shall be automatically revoked should you terminate your employment under the circumstances described in Section 7 below.

    5.  TERMINATION IN CONNECTION WITH THE DISPOSITION OF A COMPANY
 BUSINESS. If there occurs at any time during the Term of this Agreement a spin-off to shareholders or a sale or other disposition to a non-affiliate of the Company (collectively, "New Owner", which term shall include all entities controlled by or under common control with the New Owner) of a portion of the business of the Company ("Disposition") for which you perform substantially all of your duties or as part of a restructuring or reorganizing of the Company you are assigned to work with such New Owner and you become employed by the New Owner, then a change in control, for the limited purpose of this Section 5, will be deemed to have occurred, and

         (i) if, and only if, your employment is terminated as described in any of the paragraphs (A) through (D) below (in each case a termination shall not be deemed to be a termination for purposes of this Section 5 if you are offered and refuse to accept a comparable position with the Company or an affiliate of the Company or the New Owner and for this purpose a position is not comparable if there are changes from the position you held prior to the Disposition that would constitute Good Reason for you to terminate your employment):

              (A) You are terminated by the Company on the date of the Disposition and are not employed by the New Owner; or

              (B) Within six (6) months prior to the date of Disposition, your employment with the Company is terminated other than for Cause or Disability or you terminate your employment with the Company for Good Reason; or

              (C) You continue your employment with the Company and within three years following the Date of the Disposition your employment with the Company is terminated other than for Cause or Disability or you terminate your employment for Good Reason; or

              (D) You are employed by the New Owner and within three years following the date of Disposition your employment with the New Owner is terminated other than for Cause or Disability or you terminate your employment with the New Owner for Good Reason. (For purposes of this subsection, "Company" shall be deemed to mean "New Owner" in the definition of "Good Reason" where the context so requires and references in the definition of "Good Reason" to conditions in effect immediately prior to a change in control shall be deemed to mean conditions in the offer of employment to you or otherwise in effect upon your initial employment with the New Owner.)

         (ii) then, subject to Section 9 hereof, you shall be entitled to the benefits described in either (A) or (B) below:

              (A)  If any of paragraphs (A) (B) or (C) of subsection
          (i) above apply, then you shall be entitled to the payments and benefits specified in Section 4.

              (B) If paragraph (D) of subsection (i) above applies, then the Company shall pay to you an amount equal to three times the higher of your annual base salary in effect on the date of Disposition or your highest annual base salary in effect during either of the two years immediately prior to the date of Disposition; plus an amount equal to three times the greater of your target bonus for the year in which the Disposition occurred or your highest target bonus during either of the two years immediately prior to the Disposition; provided however, that such amount shall in no event exceed the aggregate amount of base salary and target bonuses that you would have otherwise received had your employment continued at such higher rate until your Normal Retirement Date; plus the Gross-up payments and other provisions of Sections 4(vi) and 4(vii).

    6.  EMPLOYEE'S COMMITMENT:  RIGHT TO TERMINATE.

         (i) Employee's Right to Terminate. Except as otherwise provided in paragraph (ii) below, the Company or you may terminate your employment at any time, subject to the Company's providing the benefits specified herein in accordance with the terms hereof.

         (ii) Employee's Commitment In Event of Tender or Exchange
     Offer. In the event a tender offer or exchange offer is made by a Person for more than 20% of the combined voting power of the Company's Voting Securities, including shares of Common Stock of the Company, you agree that you will not leave the employ of the Company (other than as a result of Disability or upon Normal Retirement) and will render the services contemplated in this Agreement until such tender offer or exchange offer has been abandoned or terminated or a change in control of the Company has occurred.

         (iii) Employee's Duty. During the life of this Agreement, you will faithfully perform your duties to the best of your ability and in accordance with the directions of the Chief Executive Officer and the Board of Directors, provided that after a change in control of the Company such directions do not constitute Good Reason for you to terminate your employment; and you will devote to the performance of such duties your full working time, attention and energies.

         (iv) Confidential and Proprietary Information. You will not at any time during the life of this Agreement, or thereafter, communicate or disclose to any unauthorized person, or use for your own account, without the written consent of the Company, any proprietary processes, or other confidential information of the Company or any subsidiary concerning their business or affairs, suppliers or customers, it being understood, however, that the obligations of this paragraph shall not apply to the extent that the aforesaid matters (A) are disclosed in circumstances in which you are legally required to do so or (B) become generally known to and available for use by the public otherwise than by your wrongful act or omission.

         7.  SUCCESSOR'S BINDING AGREEMENT.

         (i) Successor's Binding Agreement. The Company will seek, by written request at least five (5) business days prior to the time a Person becomes a Successor (as hereinafter defined), to have such Person, by agreement in form and substance satisfactory to you, assent to the fulfillment of the Company's obligations under this Agreement. Failure of such Person to furnish such assent by the later of (A) three business days prior to the time such Person becomes a Successor or (B) two business days after such person receives a written request to so assent shall constitute Good Reason for termination by you of your employment if a change in control of the Company occurs or has occurred. For purposes of this Agreement, "Successor" shall mean any Person that succeeds to, or has the practical ability to control (either immediately or with the passage of time), the Company's business directly, by merger or consolidation, or indirectly, by purchase of the Company's Voting Securities or otherwise. Whether or not such assent is given by a Successor, this Agreement shall be binding on the Successor and its assigns.

         (ii) Enforceability by Employee's Successors. This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If you should die before all amounts that would still be payable to you hereunder if you had continued to live are paid, all such unpaid amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to your devisee, legatee, or other designee or, if there be no such designee, to your estate.

    8. FEES AND EXPENSES. The Company shall pay all legal fees, expenses of arbitration and related expenses incurred by you in connection with this Agreement following a change in control of the Company, including, without limitation, (a) all such fees and expenses, if any, incurred in contesting or disputing any termination of your employment following a change in control or incurred by you in seeking advice with respect to the matters set forth in Section 7 hereof or (b) your seeking to obtain or enforce any right or benefit provided by this Agreement.

    9. TAXES. All payments to be made to you under this Agreement will be subject to required withholding of applicable federal, state and local taxes.

    10. INTEREST. All payments due under this Agreement and unpaid shall bear interest at the rate of 10% per annum, compounded daily, beginning on the next ensuing day after the Payment Date or such other date as they may be due.

    11. NON-ALIENABILITY. Your interest under this Agreement is not subject to anticipation, alienation, assignment or attachment and may not be transferred or encumbered in any manner, either voluntarily or involuntarily, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the benefits hereunder be liable for or subject to your debts, contracts, liabilities, engagement, or torts, nor shall they be subject to garnishment, attachment, or other legal or equitable process nor shall they be an asset in bankruptcy, except that not amount shall be payable hereunder until and unless any and all amounts representing debts or other obligations owed to any company by you shall have been fully paid and satisfied.

    12. SURVIVAL. The respective obligations of, and benefits afforded to, the Company and you as provided in Sections 4, 5, 6, 7, 8, 9 and 16 of this Agreement shall survive termination of this Agreement.

    13. NOTICE. Notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid addressed to the respective addresses set forth on the first page of this Agreement or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt. All notices to the Company shall be directed to the attention of the Chief Executive Officer of the Company with a copy to the Secretary of the Company.

    14. MISCELLANEOUS. This Agreement does not supersede any other plan of the Company or agreement with the Company. No provision of this Agreement may be modified, waived or discharged except in writing specifically referring to such provision and signed by you and such officer as may be specifically designated by the Board of Directors of the Company. No waiver at any time by either party hereto of the breach of any condition or provision of this Agreement, or of compliance by the other party with the same, shall be deemed a waiver of any other condition or provision at the same or at any other time. No agreement or representation still in effect, oral or otherwise, express or implied, with respect to the subject matter hereof has been made by either party other than (i) those set forth expressly in this Agreement or (ii) those in any stock option agreements, restricted stock agreements, or deferred compensation agreements. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Texas.

    15. VALIDITY. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

    16. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in the city nearest to your principal residence which has an office of the American Arbitration Association by one arbitrator in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that you shall be entitled to seek specific performance of your right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement. The Company shall bear all costs and expenses arising in connection with any arbitration proceeding pursuant to this Section 16.

    17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

    If this letter correctly sets forth our entire agreement, as amended and restated, on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this letter which will then constitute our agreement on this subject.

                             Sincerely,

                             ENSERCH Corporation


                             By:
                                ----------------------


 AGREED to as of the date
 first above written.


 ------------------------